Exhibit 99.2

Imagine-1 Study: Updated interim safety, biomarker, and efficacy data from the Phase 1/2 open-label, multicenter study of a single dose, intracisterna magna administration of PBGM01 in type I (early onset) and type IIA (late onset) infantile GM1 gangliosidosis Jeanine Jarnes, PharmD, BCOP, BCPS Advanced Therapies Program, University of Minnesota

2 GM1 Gangliosidosis is a Continuum Disease Severity Residual Enzyme Activity1,3-5,8 Negligible ~1-5% ~3-10% Type I (Early Infantile)1 • Onset <6 months1-5 • Survival: <3 years1 • No new developmental milestones reached after 3-6 months5,6 Type IIa (Late-Infantile)3 • Onset 6-24 months3,4 • Survival: 5 to 10 years2,5 • No new developmental milestones reached after 12-15 months6 Type IIb (Juvenile)3 • Onset 2-3 years3,4 • Survival into 2nd decade5 Imagine-1 Trial will include Type I (Early Infantile) and Type IIa (Late Infantile) patients7 GM1 Gangliosidosis is Characterized by Progressive Neurological Deterioration 1. Brunetti-Pierri N, Scaglia F. Mol Genet Metab. 2008;94(4):391-396. 2. Jarnes JR, et al. Mol Genet Metab. 2017;121(2):170-179. 3. Lang FM, et al. Mol Genet Metab. 2020;129(3):228-235. 4. Regier DS, et al. Am J Med Genet Part A. 2016;170(3):634-644. 5. King KE, et al. Mol Genet Meta Rep. 2020;25:100676. 6. Nicoli E-R, et al. Front Genet. 2021;12:734878. 7. Study of safety, tolerability and efficacy of PBGM01 in pediatric subjects with GM1 gangliosidosis (Imagine-1). ClinicalTrials.gov website. https://www.clinicaltrials.gov/ct2/show/NCT04713475. January 19, 2021. Updated March 7, 2022. Accessed January 19, 2023. 8. Regier DS, et al. GLB1-related disorders. In: Adam MP, et al., eds. GeneReviews® [Internet]. University of Washington, Seattle; 2019:1993-2022. https://www.ncbi.nlm.nih.gov/books/NBK164500/ October 17, 2013. Updated April 22, 2021.

Imagine-1: Global Phase 1/2 Trial with PBGM01

Completed dosing of all patients in dose-ascending portion of study

Trial Design	Phase 1/2, multicenter, open-label, dose escalation and confirmatory study
Route of Administration	Intracisterna magna (ICM)
Gene Therapy and Vector	PBGM01 an investigational gene therapy composed of a codon-optimized, fully functional human *GLB1* gene packaged in an AAV serotype hu68 capsid
Duration	Two years, with rollover into long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Biomarkers	• β-gal activity (CSF & serum) • GM1 gangliosides (CSF) • Other exploratory biomarkers


Expansion Cohort Late Infantile
Expansion Cohort Early Infantile
COHORT 2 Late Infantile
COHORT 4 Early Infantile
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1 Late Infantile
COHORT 3 Early Infantile
Dosing complete
IDMC review
60 days between subject enrollment in Cohorts 1-4

*Genome copies per gram of estimated brain weight. AAV, adeno-associated virus; CSF, cerebrospinal fluid; GLB1, galactosidase beta 1; IDMC, independent data monitoring committee.
Vector is technology of The University of Pennsylvania (Gene Therapy Program).
Study of safety, tolerability and efficacy of PBGM01 in pediatric subjects with GM1 gangliosidosis (Imagine-1). ClinicalTrials.gov website. January 19, 2021. Updated March 14, 2022. https://www.clinicaltrials.gov/ct2/show/NCT04713475. Accessed Jan 19, 2023.

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4 Key Eligibility Criteria Early onset infantile (Type 1) • Aged ≥4 to <24 months, with onset of symptoms <6 months of age • Specific developmental milestones retained Late onset infantile (Type 2a) • Aged ≥6 to <36 months (with the exception of the low-dose Late Onset Infantile Cohort, which will be >12 to <36 months of age), with onset of symptoms ≥6 months • Specific developmental milestones retained Inclusion Criteria • Genetic and biochemical confirmation of GM1 gangliosidosis • Homozygous or compound heterozygous for GLB1 gene deletion or pathological mutation • β-gal activity below the lower bound of the normal range Study of safety, tolerability and efficacy of PBGM01 in pediatric subjects with GM1 gangliosidosis (Imagine-1). ClinicalTrials.gov website. January 19, 2021. Updated March 14, 2022. https://www.clinicaltrials.gov/ct2/show/NCT04713475. Accessed Jan 19, 2023.

5 Imagine-1 Baseline Patient Characteristics* DBS, dry blood spot. 1Lower limit of normal: <5.0 nmol/mL/h. †Positive family history. *Data cutoff of Nov 30, 2022. Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Diagnosis Late onset Late onset Early onset Late onset Early onset Late onset Dose level received Low dose Low dose Low dose High dose Low dose High dose Cohort 1 1 3 2 3 2 Gender Male Male Female Female Male Male Onset of symptoms (months) 14 12 5 11 birth 12 Chronological age at diagnosis (months) 2† 30 6 13 2 15 Chronological age at baseline (months) 14 31 15 18 6 17 DBS β-gal activity (nmol/mL/hr)1 0.0 0.2 0.0 0.0 0.1 0.0 Genotype c.601C>T, c.601C>T c.601C>T, c.1733AA>G c.694dupC, c.694dupC c.1370G>A, c.168C>G c.1577dup, c.1577dup c.1733A>G, c.802G>C

6 PBGM01 was Well-Tolerated and Had a Favorable Safety Profile at Interim Analysis* Adverse Events Total (N=6 participants) Any adverse event 90 Any serious adverse event (unrelated to PBGM01) 5 Any treatment-emergent adverse events 80 Treatment-emergent adverse events in ≥2 participants Abdominal distension 2 Blood cholesterol increased 3 Blood lactate dehydrogenase increased 2 Constipation 2 Cough 2 Hypertriglyceridemia 2 Urinary tract infection 2 No treatment-related serious adverse events All treatment-related adverse events were mild-to-moderate in severity No clinically significant changes in liver function requiring intervention No evidence of DRG toxicity, as measured by nerve conduction studies No complications related to ICM administration Favorable immunological profile with no antibodies against the transgene product detected in the CSF or serum CSF, cerebrospinal fluid; DRG, dorsal root ganglion; ICM, intracisternal magna. *Patient follow-up ranged from 3 to 20 months post-dosing as of a data cutoff of Nov 30, 2022.

7 Patients Manifest a Wide Range of Developmental Delay at Baseline Mild-moderate delay Developmental Delay at Baseline Marked delay Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Diagnosis Late onset Late onset Early onset Late onset Early onset Late onset Dosing cohort Low dose Low dose Low dose High dose Low dose High dose Chronological age at baseline (months) 14 31 15 18 6 17 Developmental age at baseline (Bayley; months) 12 7 0.5 2.5 0.5 5 Developmental delay at baseline (Bayley; months) 2 24 14.5 15.5 5.5 12

8 Preliminary Trend: Milder Developmental Delay at Dosing Associated with Improved Treatment Response *The Vineland-II is caretaker-assessed.**The Bayley-III is based on direct observation by a neurodevelopmental specialist. Data from Cohorts 1-3; data cut-off December 2022. 0 5 10 15 20 25 Overall Developmental Age (months) 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Chronological Age (months) Vineland-II* P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild-to-moderate developmental delay Marked developmental delay 0 5 10 15 20 25 Overall Developmental Age (months) 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Chronological Age (months) Bayley-III** P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild-to-moderate developmental delay Marked developmental delay Late Infantile: Circle Early Infantile: Square Low Dose: Solid Line High Dose: Dashed Line

9 PBGM01 Associated with Stabilization of MRI Severity Score* 0 3 6 9 12 15 18 21 0 3 6 9 12 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Time from Treatment (Months) MRI Severity Score Late Infantile: Circle Early Infantile: Square Low Dose: Solid Line High Dose: Dashed Line Natural History of MRI Progression in Late Infantile Patients** MRI Progression in Imagine-1 Study Patients Time Since Onset of Symptoms (Months) • MRI Severity Score: higher scores indicate more structural damage • Each Late Infantile patient is plotted independently to show change over time since symptom onset • Late Infantile patient scores increased in the majority of children over the follow-up period (6 months – 4 years) implying progression of structural damage * MRI severity score based on cerebral and cerebellar atrophy, abnormalities in white matter, and signal abnormalities in basal ganglia and hippocampi ** Regier DS, et al. Am J Med Genet Part A. 2016;170(3):634-644. Figure adapted to show only late infantile GM1 patients. MRI, magnetic resonance imaging. MRI Severity Score Late Infantile Patients Data from Cohorts 1-3; data cut-off December 2022. 21 18 15 12 9 6 3 0 0 50

10 PBGM01 ICM Delivery Resulted in Dose Dependent Increases in Transgene Activity in CSF CSF, cerebrospinal fluid; ICM, intracisterna magna. *Based on preliminary data from University of Pennsylvania’s ODC Natural History Study (NHS) (NCT04041102); value range (0.3-1.81 nmol/mL/3hr). Data from Cohorts 1-3; data cutoff December 2022. 0 β-Gal, nmol/mL/3hr 6 5 4 3 2 1 0 0 60 120 180 240 300 360 NHS patient value range 3.6x baseline β-gal, CSF 4.7-5.2 baseline β-Gal, nmol/mL/3hr 6 5 4 3 2 1 0 60 120 180 240 300 360 1.2-2.8x baseline β-gal, CSF Late Infantile: Circle Early Infantile: Square P4 Late Infantile P6 Late Infantile Time (days) P1 Late Infantile P2 Late Infantile Time (days) P3 Early Infantile P5 Early Infantile NHS patient value range High dose Low dose Key Points • PBGM01 administration resulted in a dose-dependent increase in CSF -gal activity • High-dose PBGM01 resulted in 3.6-5.2 increase in CSF -gal activity relative to baseline • High-dose PBGM01 resulted in CSF -gal activity well above levels seen in Natural History Study (NHS)* • Increased CSF -gal activity sustained for up to 12 months in Patient 1 • PGBM01 administration resulted in sustained -gal enzyme expression in blood

11 PBGM01 ICM Delivery Resulted in Dose Dependent Decreases in CSF GM1 Gangliosides CSF, cerebrospinal fluid. *Lang FM, et al. Mol Genet Metab.2020;129:228-235. Data from Cohorts 1-3; data cutoff December 2022. 0 High dose 600 400 200 0 0 47 375 75% drop from baseline GM1 Ganglioside, CSF Low dose Gangliosides, apparent nM 1,000 800 600 400 200 GM1 Ganglioside, CSF P4 Late Infantile P6 Late Infantile Time (days) P1 Late Infantile P2 Late Infantile Time (days) P3 Early Infantile P5 Early Infantile Gangliosides, apparent nM 94 141 188 234 281 328 0 47 94 141 188 234 281 328 375 Key Points • PBGM01 administration resulted in a dose-dependent decrease in CSF GM1 ganglioside levels • Decrease in CSF gangliosides correlate with higher levels of -gal activity • GM1 gangliosides hypothesized to mediate CNS manifestations of disease* Late Infantile: Circle Early Infantile: Square

12 PBGM01 ICM Delivery Resulted in Decreases in β-Gal Substrate Dp5 in Urine Key Points • Dp5 are O-linked pentasaccharides or (O-linked glycans) that accumulate in GM1; represent a biomarker of peripheral -gal activity* • High dose PBGM01 administration resulted in prominent decreases in urine Dp5 levels • Low dose PBGM01 administration resulted in decreased Dp5 levels only in patients with high baseline levels • Suggests ICM delivery of PBGM01 results in increased peripheral -gal activity 0 100 200 300 400 0 50 100 150 200 250 300 350 400 450 500 550 Apparent pmoles/nmol creatinine Time (days) Dp5, Urine 0 200 400 600 800 1,000 1,200 0 50 100 150 200 250 300 350 400 450 500 550 Apparent pmoles/nmol creatinine Time (days) Dp5, Urine High dose Low dose P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Late Infantile: Circle Early Infantile: Square *Lawrence R, et al, 2019; 21:100524. Data from Cohorts 1-3; data cutoff December 2022.

PBGM01: Summary and Future Directions

Safety

Favorable safety profile and well-tolerated

- No serious AEs related to study treatment
- No evidence of DRG toxicity
- No evidence of antibody response to transgene
- No complications related to ICM injection

Biomarkers

- High dose PBGM01 resulted in durable increases in CSF β-gal well above NHS
- High dose PBGM01 resulted in durable decreases in β-gal substrate GM1 gangliosides in CSF
- PBGM01 resulted in decreases in peripheral β-gal substrate Dp5 in urine

Clinical status

- Milder developmental delay at the time of treatment is emerging as a determinant of treatment outcomes
- PBGM01 treatment was associated with stabilization of MRI severity score
- Pending results from high-dose cohorts, study eligibility criteria will consider incorporating degree of developmental delay

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AEs, adverse events; CSF, cerebrospinal fluid; DRG, dorsal root ganglion; ICM, intracisterna magna.

14 Thank You Acknowledgments • Thank you to the patients, families, and caregivers for their participation in this study • Thank you to the coordinators and site study staff who are instrumental in making this work happen • Vector discovered by the University of Pennsylvania’s Gene Therapy Program • Imagine-1 is funded by Passage Bio • More information on the Imagine-1 trial (NCT04713475) can be found at www.clinicaltrials.gov Coauthors/Contributors • Debra L Day-Salvatore, Saint Peter’s University Hospital • Can Ficicioglu, Children’s Hospital of Philadelphia • Caroline A Hastings, UCSF Benioff Children’s Hospital, Oakland • Geneviève Bernard, McGill University • Julien Baruteau, Great Ormond Street Hospital for Children • Fatih S Ezgu, Gazi University • Roberto Giugliani, Federal University of Rio Grande do Sul • Michal Inbar-Feigenberg, The Hospital for Sick Children • Chester B Whitley, University of Minnesota • Michael Gelb, University of Washington • Michelle Miller, University of Pennsylvania • Yan Ni, Victoria Ballard, Thomas Haws, Patricia Elsasser, Elizabeth Cunningham, Rose Johnstone, Pruthvia Nagilla, Samiah Al-Zaidy, Mark Forman, and David Weinstein, Passage Bio Poster 186